UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8372

Legg Mason Partners Variable Portfolios III, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

OCTOBER 31, 2006

Legg Mason Partners

Variable Adjustable Rate

Income Portfolio

Legg Mason Partners Variable

High Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable High Income Portfolio

Annual Report  •  October 31, 2006

What’s

Inside

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Letter from the Chairman

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June-its 17th consecutive rate hike-the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two-year and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices, which rose to a record $78 a barrel in mid-July, fell 15% in the latter part of the third quarter.iv Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 5.19%.

Legg Mason Partners Variable Portfolios III, Inc.          I

Strong corporate profits and low default rates helped high yield bonds generate positive returns during the reporting period. While there were several high profile company specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the 12-month period ended October 31, 2006, the Citigroup High Yield Market Indexvi returned 9.95%.

Despite periods of weakness, emerging markets debt generated strong results over the 12-month period, as the JPMorgan Emerging Markets Bond Index Globalvii returned 11.45%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Within this environment, the Portfolios performed as follows:

Performance Snapshot as of October 31, 2006 (unaudited)

	6 months	12 months
Variable Adjustable Rate Income Portfolio[1]	2.29%	4.09%

Citigroup 6-Month U.S. Treasury Bill Index	2.47%	4.56%

Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average	2.78%	4.32%

Variable High Income Portfolio[1]	3.79%	9.37%

Citigroup High Yield Market Index	5.16%	9.95%

Lipper Variable High Current Yield Funds Category Average	3.97%	9.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Portfolio returns assume the reinvestment of all distributions including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006 and include the reinvestment of distributions, if any, calculated among the 39 funds for the six-month period and among the 37 funds for the 12-month period in the Lipper Variable Short-Intermediate Investment Grade Debt Funds category. Returns were calculated among the 108 funds for the six-month period and among the 104 funds for the 12-month period in the Lipper Variable High Current Yield Funds category.
[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

II         Legg Mason Partners Variable Portfolios III, Inc.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolios’ fiscal year and to learn how those conditions have affected each Portfolio’s performance.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Portfolio actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Portfolios’ Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became each Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) became each Portfolio’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Portfolios remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

Legg Mason Partners Variable Adjustable Rate Portfolio

The Portfolio’s Board approved a number of changes in the way the Portfolio will be managed, effective December 1, 2006. The Portfolio will continue to invest, under normal circumstances, at least 80% of the value of its net assets in adjustable rate securities and up to 20% of its net assets in fixed income securities. However, under the revised investment strategy, the Portfolio will be permitted to invest up to 20% of its net assets, including any borrowings in investments that are rated below investment grade or, if unrated, deemed to be of comparable credit quality by the Portfolio’s subadviser. In addition, the Portfolio may invest in bank loan instruments, including those rated below investment

Legg Mason Partners Variable Portfolios III, Inc.         III

grade. The Portfolio’s investment objective remains unchanged. Because of the Portfolio’s revised investment strategy, the Portfolio will be subject to additional risks. Please see the current prospectus for more information on these and other risks.

The Portfolio was formerly known as Travelers Series Fund Inc.—SB Adjustable Rate Income Portfolio.

Legg Mason Partners Variable High Income Portfolio

The Portfolio was previously known as Travelers Series Fund Inc.—Smith Barney High Income Portfolio.

Information About Your Portfolios

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolios’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolios’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolios are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Portfolios is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2006

IV         Legg Mason Partners Variable Portfolios III, Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Source: The Wall Street Journal, 9/29/06.

[v]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Variable Portfolios III, Inc         V

Portfolio Overview

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. The bond market faced a number of challenges over the period, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during its meetings in August, September and October 2006. This led to a strong rally in the bond market, with both short- and long-term yields falling sharply. At the end of October, the yield curveii was inverted, as two-year Treasury yields were higher than their 10-year counterparts. Historically, this has often been a precursor of slower economic growth.

Performance Update1

For the 12 months ended October 31, 2006, the Legg Mason Partners Variable Adjustable Rate Income Portfolio returned 4.09%. In comparison, the Portfolio’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexiii, returned 4.56%, and its Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average,2 increased 4.32% over the same period.

Q. What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. In the first four months of the reporting period, the Portfolio’s adjustable-rate mortgage (“ARMs”) securities enhanced performance, benefiting from the corresponding rate reset that occurred in the wake of the Fed’s “measured” rate short-term hikes. The Portfolio’s ARMs also benefited from improved technical support on diminished supply, with issuance increasingly shifting from hybrid ARMs to fixed rate mortgages as rates rose.

As the reporting period progressed, the Portfolio’s large allocation to mortgage-backed securities enhanced results as spreads contracted slightly and volatility remained low. Within the mortgage-backed sector, the Portfolio’s heavier allocation to FNMA (“Fannie Mae”) bonds versus GNMA (“Ginnie Mae”) bonds enhanced results. The Portfolio’s asset-backed securities also contributed to the performance. Finally, the Portfolio’s duration was slighter longer than its benchmark in the final few months of the reporting period. This positioning was beneficial to performance when interest rates started their decent that began in July (interest rates and bond prices move in the opposite direction).

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 37 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         1

What were the leading detractors from performance?

A. In last two months of 2005 and the first two months of 2006, we overweighted floating-rate securities in an effort to provide stability to the Portfolio’s net asset value. However, this reduced the Portfolio’s overall yield sooner than would otherwise have occurred had we not invested in floating rate securities. In addition, the presence of mortgages in the portfolio detracted from performance versus its 100% U.S. Treasury benchmark.

The Portfolio added a moderate exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)iv in October, which significantly detracted from results as these securities were adversely affected by diminishing inflation concerns, triggered by a correction in energy prices and a weakening housing market. As mentioned, we moved the Portfolio’s duration to slightly longer than that of the benchmark later in the period. While this was a positive for performance when interest rates fell, it was a negative during periods when economic data was stronger than expected and interest rates rose.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes to the Portfolio during the reporting period.

Thank you for your investment in the Legg Mason Partners Variable Adjustable Rate Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Portfolio is subject to fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Adjustable rate securities are subject to additional risks such as prepayment risk. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last 6-Month Treasury Bill issues. 6-Month U.S. Treasury Bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

iv	U.S. Treasury Inflation Protected Securities (“TIPS”) are bonds sold at auction and available in 10- or 30-year maturities. TIPS receive a fixed, stated rate of return. But they also increase their principal by the changes in the CPI-U (the non-seasonally adjusted U.S. city average all items consumer price index for all urban consumers, published by the Bureau of Labor Statistics). Investors should note that TIPS, like most fixed income instruments with long maturities, are subject to price risk.

2         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         3

Fund Performance

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Average Annual Total Returns(1) (unaudited)
Twelve Months Ended 10/31/06	4.09%

9/12/03* through 10/31/06	2.32

Cumulative Total Return(1) (unaudited)
9/12/03* through 10/31/06	7.46%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

4         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable Adjustable Rate Income Portfolio vs. Citigroup 6-Month U.S. Treasury Bill Index† (September 2003 — October 2006)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable Adjustable Rate Income Portfolio on September 12, 2003 (commencement of operations), assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The Citigroup 6-month U.S. Treasury Bill Index includes 6-month Treasury Bills that are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Benchmark return beginning 09/30/2003.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         5

Portfolio Overview

Legg Mason Partners Variable High Income Portfolio

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. During the reporting period, the bond market faced a number of challenges, including six additional short-term interest rate hikes by the Federal Reserve Board (“Fed”)i, inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during their meetings in August, September and October 2006. Collectively, this led to a sharp rally in the overall bond market and the Lehman Brothers U.S. Aggregate Indexii generated a positive 5.19% return during the 12 month period ended October 31, 2006.

Riskier asset classes, such as high yield bonds, experienced periods of volatility during the reporting period. This was often triggered by uncertainty regarding Fed policy and periodic investor flights to quality. However, for the 12-month period as a whole, the Citigroup High Yield Market Indexiii returned a strong 9.95%. High yield bonds performed well on the back of solid corporate profits, low default rates and solid demand.

Performance Update

For the 12 months ended October 31, 2006, the Legg Mason Partners Variable High Income Portfolio,1 excluding sales charges, returned 9.37%. In comparison, the Portfolio’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 9.95%, and its Lipper Variable High Current Yield Funds Category Average,2 increased 9.18% over the same period.

Q. What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. During the three months of the reporting period, issue selection in the utilities, automotive and paper & forest products sectors boosted returns. The Portfolio’s overweight to the airlines sector and underweight to utilities also supported returns. As the reporting period progressed, overweights to media-cable and consumer cyclical, as well as underweights to the basic industry and consumer non-cyclical sectors contributed to performance. In addition, increasing the Portfolio’s exposure to CCC-rated issues enhanced results.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 104 funds in the Portfolio’s Lipper category.

6         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

What were the leading detractors from performance?

A. Over the first three months of the reporting period, a higher than average level of cash—due to a series of calls and tenders—detracted from overall performance. In addition, security selection in the telecommunications sector was a drag on performance. As the Fund’s fiscal year progressed, an overweight in energy and BB-rated securities hurt the Portfolio’s performance. In addition, the Portfolio’s exposure to emerging markets debt detracted from results.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes to the Portfolio during the reporting period.

Thank you for your investment in the Legg Mason Partners Variable High Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, high-yield bonds are rated below investment grade and carry more risk than higher rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         7

Fund at a Glance (unaudited)

Legg Mason Partners Variable High Income Portfolio

8         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Fund Performance

Legg Mason Partners Variable High Income Portfolio

Average Annual Total Returns(1) (unaudited)
Twelve Months Ended 10/31/06	9.37%

Five Years Ended 10/31/06	9.10

Ten Years Ended 10/31/06	4.94

6/16/94* through 10/31/06	6.15

Cumulative Total Return(1) (unaudited)
10/31/96 through 10/31/06	62.02%

(1)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Commencement of operations.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         9

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable High Income Portfolio vs. Citigroup High Yield Market Index (October 1996 — October 2006)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable High Income Portfolio on October 31, 1996, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Legg Mason Partners Variable Adjustable Rate Income Portfolio	2.29%	$1,000.00	$1,022.90	0.90%	$4.59

Legg Mason Partners Variable High Income Portfolio	3.79	1,000.00	1,037.90	0.70	3.60

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         11

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Legg Mason Partners Variable Adjustable Rate Income Portfolio	5.00%	$1,000.00	$1,020.67	0.90%	$4.58

Legg Mason Partners Variable High Income Portfolio	5.00	1,000.00	1,021.68	0.70	3.57

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

12         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006)

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 35.2%
$279,029	AAA	ABN Amro Mortgage Corp., Series 2003-5, Class A11, PAC, 4.750% due 4/25/33 (a)	$273,395
		Banc of America Mortgage Securities Inc.:
78,180	AAA	Series 2003-F, Class 1A1, 6.059% due 7/25/33 (b)	78,545
75,398	AAA	Series 2004-A, Class 1A1, 3.440% due 2/25/34 (b)	76,132
500,000	AAA	Series 2004-E, Class 2A3, 4.113% due 6/25/34 (a)(b)	493,596
137,952	Aaa(c)	Series 2005-A, Class 2A1, 4.460% due 2/25/35 (b)	134,979
72,493	AAA	Bear Stearns Alternate-A Trust, Series 2004-11, Class 1A2, 5.740% due 11/25/34 (b)	72,683
		Bear Stearns ARM Trust:
193,065	AAA	Series 2004-12, Class 1A1, 4.178% due 2/25/35 (b)	190,350
162,680	AAA	Series 2005-6, Class 1A1, 5.095% due 8/25/35 (b)	163,007
273,282	AAA	Bear Stearns Asset-Backed Securities Inc., Series 2003-AC5, Class A3, 5.920% due 10/25/33 (a)(b)	273,408
		Countrywide Alternative Loan Trust:
333,131	AAA	Series 2005-24, Class 4A1, 5.550% due 7/20/35 (a)(b)	334,140
404,653	AAA	Series 2005-72, Class A1, 5.590% due 1/25/36 (a)(b)	405,206
394,538	AAA	Series 2006-OA07, Class 3A1, 5.530% due 6/25/46 (a)(b)	394,754
387,043	AAA	Series 2006-OA11, Class A4, 5.510% due 7/25/36 (a)(b)	386,718
		Countrywide Home Loan Mortgage Pass-Through Trust:
96,443	AAA	Series 2001-HYB1, Class 1A1, 6.273% due 6/19/31 (b)	96,531
107,333	AAA	Series 2002-26, Class A4, 5.820% due 12/25/17 (b)	107,657
353,700	AAA	Deutsche Mortgage Securities Inc., Series 2004-4, Class 7AR2, 5.840% due 6/25/34 (a)(b)	354,328
		Federal Home Loan Mortgage Corp. (FHLMC):
102,216	AAA	Series 2852, Class TE, PAC, 5.000% due 1/15/13	101,985
192,496	AAA	Series 2866, Class WA, PAC, 5.000% due 8/15/16	191,871
		Federal National Mortgage Association (FNMA):
		Grantor Trust:
307,554	AAA	Series 2001-T1, Class A2, 5.384% due 10/25/25 (a)(b)	310,236
131,691	AAA	Series 2002-T19, Class A4, 5.521% due 3/25/42 (b)	134,388
		REMIC Trust:
200,556	AAA	Series 1997-20, Class F, 5.107% due 3/25/27 (b)	202,085
247,718	AAA	Series 2003-117, Class KF, PAC, 5.720% due 8/25/33 (b)	248,326
42,380	AAA	Series 2003-124, Class F, 5.620% due 1/25/34 (b)	42,382
135,409	AAA	Series 2005-86, Class FC, 5.620% due 10/25/35 (b)	134,379
		Whole Loan:
75,823	AAA	Series 2003-W06, Class F, 5.670% due 9/25/42 (b)	76,240
89,835	AAA	Series 2003-W14, Class 2A, 5.481% due 1/25/43 (b)	91,990
290,000	AAA	First Horizon Alternative Mortgage Securities, Series 2005-AA12, Class 1A1, 6.000% due 2/25/36 (a)(b)	293,255
		IMPAC CMB Trust:
65,475	AA+	Series 2003-8, Class 1A2, 6.320% due 10/25/33 (b)	65,548
391,747	AAA	Series 2005-7, Class A1, 5.580% due 11/25/35 (a)(b)	392,484

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         13

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 35.2% (continued)
$258,273	AAA	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 5.720% due 11/25/34 (a)(b)	$259,107
361,588	AAA	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.408% due 10/25/35 (a)(b)	359,396
146,255	AAA	Lehman Structured Securities Corp., Series 2005-1, Class A1, 5.660% due 9/26/45 (b)(d)	146,667
292,722	AAA	MASTR Alternative Loans Trust, Series 2003-7, Class 7A1, PAC, 5.720% due 11/25/33 (a)(b)	294,932
249,645	AAA	MASTR ARM Trust, Series 2003-6, Class 5A1, 4.695% due 12/25/33 (b)	249,528
217,240	AAA	Merrill Lynch Mortgage Investors Inc., Series 2005-A2, Class A4, 4.489% due 2/25/35 (b)	213,209
		Residential Asset Securitization Trust:
94,901	AAA	Series 2003-A11, Class A2, PAC, 5.770% due 11/25/33 (b)	95,238
286,241	AAA	Series 2004-A02, Class 1A3, PAC, 5.720% due 5/25/34 (a)(b)	287,301
270,175	AAA	Series 2004-A4, Class A2, PAC, 5.670% due 8/25/34 (a)(b)	270,332
96,522	AAA	Residential Funding Mortgage Securities I Trust, Series 2003-S10, Class A2, 5.720% due 6/25/33 (b)	96,701
		Sequoia Mortgage Trust:
20,114	AAA	Series 09, Class 2A, 7.017% due 9/20/32 (b)	20,159
298,490	AAA	Series 2003-2, Class A1, 5.650% due 6/20/33 (a)(b)	298,793
		Structured ARM Loan Trust:
33,345	AAA	Series 2004-01, Class 2A, 5.630% due 2/25/34 (b)	33,390
33,473	AAA	Series 2004-07, Class A1, 5.590% due 6/25/34 (b)	33,491
42,522	Aaa(c)	Series 2004-17, Class A1, 6.035% due 11/25/34 (b)	42,384
87,803	AAA	Series 2005-03XS, Class A2, 5.570% due 1/25/35 (b)	87,899
286,802	AAA	Series 2005-17, Class 4A2, 5.150% due 8/25/35 (a)(b)	284,199
255,845	AAA	Series 2005-18, Class 9A1, 5.250% due 9/25/35 (b)	253,483
		Structured Asset Mortgage Investments Inc.:
		Series 2002-AR1:
36,511	AAA	Class 1A, 7.050% due 3/25/32 (b)	36,590
57,423	AAA	Class 2A, 6.416% due 3/25/32 (b)	57,571
133,335	AAA	Series 2003-AR2, Class A1, 5.690% due 12/19/33 (b)	133,247
107,980	AAA	Series 2005-AR3, Class 2A1, 6.820% due 8/25/35 (b)	110,383
		Series 2005-AR7:
252,006	AAA	Class 1A1, 6.887% due 12/27/35 (b)	256,157
252,006	AAA	Class 1A2, 5.700% due 12/27/35 (b)	252,547
489,658	AAA	Series 2006-AR6, Class 1A3, 5.514% due 7/25/35 (a)(b)	490,979
		Structured Asset Securities Corp.:
73,955	AA(e)	Series 1998-3, Class M1, 6.320% due 3/25/28 (b)	74,045
92,581	AA	Series 1998-8, Class M1, 6.260% due 8/25/28 (b)	92,690
110,947	AAA	Series 2002-08A, Class 7A1, 6.926% due 5/25/32 (b)	111,429
143,301	AAA	Series 2002-16A, Class 1A1, 7.576% due 8/25/32 (b)	143,558
20,189	AAA	Series 2002-18A, Class 4A, 6.999% due 9/25/32 (b)	20,310
31,910	AAA	Series 2003-8, Class 2A9, 5.820% due 4/25/33 (b)	32,045
119,038	AAA	Series 2004-NP1, Class A, 5.720% due 9/25/33 (b)(d)	119,202
169,521	AAA	Series 2005-5N, Class 3A3A, 5.510% due 11/25/35 (b)	169,731
175,664	AAA	Series 2005-RF3, Class 2A, 5.641% due 6/25/35 (b)(d)	178,299

See Notes to Financial Statements.

14         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 35.2% (continued)
		Thornburg Mortgage Securities Trust:
$54,822	AAA	Series 2004-1, Class 12A, 5.770% due 3/25/44 (b)	$54,863
145,085	AAA	Series 2004-3, Class A, 5.690% due 9/25/34 (b)	145,888
439,057	AAA	Series 2005-3, Class A4, 5.600% due 8/25/35 (a)(b)	438,584
347,395	AAA	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1, 4.778% due 8/20/35 (a)(b)	343,151
		Washington Mutual Inc.:
218,127	AAA	Series 2003-S6, Class 2A8, 5.720% due 7/25/18 (b)	218,914
73,149	AAA	Series 2004-AR2, Class A, 6.064% due 4/25/44 (b)	73,961
363,520	AAA	Series 2005-AR19, Class A1A1, 5.590% due 12/25/45 (a)(b)	364,693
193,149	AAA	Series 2006-AR10, Class 1A1, 5.977% due 9/25/36 (b)	195,210
155,881	AAA	Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1, 7.022% due 11/25/30 (b)	155,268
		Wells Fargo Mortgage Backed Securities Trust:
100,033	Aaa(c)	Series 2003-5, Class A4, PAC, 5.720% due 5/25/33 (b)	100,587
200,038	AAA	Series 2004-Y, Class 1A1, 4.595% due 11/25/34 (b)	197,565

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $14,047,016)	14,014,274

ASSET-BACKED SECURITIES — 32.3%
Automobiles — 2.2%
450,000	AAA	AmeriCredit Automobile Receivables Trust, Series 2005-BM, Class A4, 5.400% due 5/6/12 (a)(b)	450,427
250,000	AAA	Capital One Auto Finance Trust, Series 2004-B, Class A4, 5.430% due 8/15/11 (b)	250,205
171,034	AAA	Franklin Auto Trust, Series 2004-1, Class A2, 3.570% due 3/16/09	170,453

		Total Automobiles	871,085

Credit Card — 0.9%
375,000		Capital One Master Trust, Series 2001-1, Class A, 5.520% due 12/15/10 (a)(b)	376,465

Diversified Financial Services — 1.4%
		Business Loan Express:
83,039	Aaa(c)	Series 2001-1A, Class A, 5.970% due 7/20/27 (b)(d)	83,719
281,859	AAA	Series 2002-AA, Class A, 5.970% due 6/25/28 (a)(b)(d)	284,443
67,358	AAA	Series 2003-2A, Class A, 6.120% due 1/25/32 (b)(d)	68,505
111,715	AAA	Series 2003-AA, Class A, 6.270% due 5/15/29 (b)(d)	114,242

		Total Diversified Financial Services	550,909

Home Equity — 26.2%
139,309	AAA	Aegis Asset-Backed Securities Trust, Series 2004-5, Class 1A2, 5.660% due 3/25/31 (b)	139,462
81,016	AAA	Ameriquest Mortgage Securities Inc., Series 2004-R8, Class A5, 5.690% due 9/25/34 (b)	81,186
66,428	AAA	Argent Securities Inc., Series 2004-W10, Class A2, 5.710% due 10/25/34 (b)	66,554
126,316	AAA	Asset-Backed Securities Corp., Home Equity Loan Trust, Series 2001-HE3, Class A1, 5.860% due 11/15/31 (b)	126,413

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         15

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Home Equity — 26.2% (continued)
$430,000	AAA	Bayview Financial Acquisition Trust, Series 2003-G, Class A1, 5.920% due 1/28/39 (a)(b)	$430,806
138,167	AAA	Bear Stearns Asset-Backed Securities I Trust, Series 2004-B01, Class 2A2, 5.720% due 9/25/34 (b)	138,590
		Bear Stearns Asset-Backed Securities Inc.:
209,368	AAA	Series 2003-1, Class A1, 5.820% due 11/25/42 (b)	210,043
255,360	AAA	Series 2003-SD1, Class A, 5.770% due 12/25/33 (b)	256,778
60,589	AAA	Series 2003-SD3, Class A, 5.800% due 12/25/42 (b)	60,791
349,539	AAA	Carrington Mortgage Loan Trust, Series 2005-NC2, Class A2, 4.431% due 5/25/35 (a)(b)	349,875
136,326	AAA	CDC Mortgage Capital Trust, Series 2002-HE1, Class A, 5.630% due 1/25/33 (b)	136,530
87,727	AAA(e)	Cendant Mortgage Corp., Series 2003-A, Class A3, 5.870% due 7/25/43 (b)(d)	88,058
600,000	AAA	Centex Home Equity, Series 2005-D, Class AV2, 5.590% due 10/25/35 (a)(b)	600,630
		Countrywide Asset-Backed Certificates:
177,281	AAA	Series 2004-6, Class 2A4, 5.770% due 11/25/34 (b)	177,924
342,876	AAA	Series 2006-SD2, Class IA1, 5.670% due 11/25/36 (a)(b)(d)	342,940
379,997	AAA	Series 2006-SD3, Class A1, 5.660% due 10/25/36 (a)(b)(d)	381,826
185,427	AAA	Countrywide Home Equity Loan Trust, Series 2004-J, Class 2A, 5.610% due 12/15/33 (b)	185,856
475,617	AAA	Fieldstone Mortgage Investment Corp., Series 2005-1, Class 2A2, 5.540% due 3/25/35 (a)(b)	476,195
266,315	AAA	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2004-FFH4, Class 1A1, 5.620% due 1/25/35 (a)(b)	267,188
32,908	AAA	First Franklin Mortgage Loan Trust, Series 2002-FF3, Class A2, 5.780% due 8/25/32 (b)	32,946
400,000	AAA	GMAC Mortgage Corp. Loan Trust, Series 2006-HE1, Class A, 5.530% due 11/25/36 (a)(b)	400,431
335,705	AAA	GSAMP Trust, Series 2006-SEA1, Class A, 5.620% due 5/25/36 (a)(b)(d)	335,705
369,476	AAA	Merrill Lynch Mortgage Investors Trust, Series 2006-SD1, Class A, 5.610% due 1/25/47 (a)(b)	369,705
128,726	AAA	Morgan Stanley ABS Capital I, Series 2005-HE1, Class A3B, 5.540% due 12/25/34 (b)	128,884
390,000	AA	New Century Home Equity Loan Trust, Series 2004-2, Class M2, 5.940% due 8/25/34 (a)(b)	393,010
418,322	AAA	Option One Mortgage Loan Trust, Series 2003-1, Class A2, 5.740% due 2/25/33 (a)(b)	419,085
		RAAC Series:
337,943	AAA	2006-RP2, Class A, 5.570% due 2/25/37 (a)(b)(d)	337,942
355,061	AAA	2006-RP3, Class A, 5.590% due 5/25/36 (a)(b)(d)	355,061
491,144	AAA	2006-RP4, Class A, 5.610% due 1/25/46 (a)(b)(d)	491,448
		Renaissance Home Equity Loan Trust:
214,674	AAA	Series 2003-2, Class A, 5.760% due 8/25/33 (b)	215,370
249,120	AAA	Series 2003-3, Class A, 5.820% due 12/25/33 (b)	251,292
169,920	AAA	Residential Asset Securities Corp., Series 2002-KS4, Class AIIB, 5.570% due 7/25/32 (b)	170,075

See Notes to Financial Statements.

16         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value
Home Equity — 26.2% (continued)

		SACO I Trust:
$137,305	Aaa(c)	Series 2005-02, Class A, 5.520% due 4/25/35 (b)(d)	$137,374
236,185	AAA	Series 2005-08, Class A1, 5.600% due 9/25/33 (b)	236,400
284,717	AAA	Series 2005-10, Class 1A, 5.580% due 11/25/33 (a)(b)	285,199
110,662	AAA	Series 2005-WM3, Class A1, 5.580% due 9/25/33 (b)	110,760
315,172	AAA	Series 2006-5, Class 1A, 5.470% due 4/25/36 (a)(b)	315,398
31,288	AAA	Saxon Asset Securities Trust, Series 2002-1, Class AV1, 5.570% due 3/25/32 (b)	31,322
35,979	AAA	Soundview Home Equity Loan Trust, Series 2003-I, Class A, 5.770% due 8/25/31 (b)	36,083
4,046	Aaa(c)	Specialty Underwriting & Residential Finance Trust, Series 2003-BC1, Class A, 5.660% due 1/25/34 (b)	4,052
		Structured Asset Investment Loan Trust:
55,481	AAA	Series 2003-BC1, Class A2, 5.660% due 1/25/33 (b)	55,557
337,988	AAA	Series 2005-2, Class A3, 5.570% due 3/25/35 (a)(b)	338,379
370,056	AAA	Truman Capital Mortgage Loan Trust, Series 2005-1, Class A, 5.750% due 3/25/35 (a)(b)(d)	370,056
99,853	AAA	Wachovia Asset Securitization Inc., Series 2003-HE1, Class A1, 5.610% due 3/25/33 (b)	100,033

		Total Home Equity	10,439,212

Other — 0.4%
164,556	AAA	Lehman XS Trust, Series 2005-2, Class 2A1A, 5.470% due 7/25/35 (b)	164,759

Student Loan — 1.2%
400,000	AAA	Carrington Mortgage Loan Trust, Series 2005-NC5, Class A2, 5.640% due 4/25/12 (a)(b)	401,157
60,541	AAA	Morgan Stanley ABS Capital I, Series 2004-NC5, Class A2, 5.620% due 5/25/34 (b)	60,611

		Total Student Loan	461,768

		TOTAL ASSET-BACKED SECURITIES (Cost — $12,851,484)	12,864,198

MORTGAGE-BACKED SECURITIES — 7.3%
FHLMC — 0.5%
203,996		Federal Home Loan Mortgage Corp. (FHLMC), 6.411% due 1/1/27 (b)	205,467

FNMA — 6.8%
		Federal National Mortgage Association (FNMA):
493,537		5.228% due 9/1/35 (a)(b)	492,169
2,000,000		5.000% due 12/1/36 (f)(g)	1,930,937
293,731		5.427% due 5/1/42 (a)(b)	296,023

		Total FNMA	2,719,129

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $2,902,863)	2,924,596

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         17

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 15.8%
U.S. Government Agencies — 15.8%
	Federal Home Loan Mortgage Corp. (FHLMC):
	One Year CMT ARM:
$149,706	5.560% due 2/1/23 (b)	$150,891
340,866	6.421% due 4/1/26 (a)(b)	343,081
113,015	6.913% due 7/1/29 (b)	114,767
85,808	6.783% due 8/1/30 (b)	87,265
96,113	3.859% due 10/1/33 (b)	96,587
391,253	One Year LIBOR, 4.070% due 5/1/33 (a)(b)	385,631
	Federal National Mortgage Association (FNMA):
224,460	12.000% due 4/1/16 (a)	259,072
	One Year CMT ARM:
211,565	6.035% due 8/1/15 (b)	211,763
199,071	5.777% due 4/1/20 (b)	198,722
241,870	6.817% due 11/1/25 (b)	243,214
337,315	6.762% due 1/1/26 (a)(b)	344,628
377,008	6.625% due 7/1/26 (a)(b)	383,491
201,263	6.406% due 5/1/28 (b)	202,404
98,122	6.710% due 5/1/28 (b)	100,344
200,894	6.671% due 9/1/30 (b)	204,275
89,150	4.698% due 9/1/32 (b)	89,774
55,691	5.823% due 1/1/33 (b)	57,043
94,511	4.281% due 2/1/33 (b)	94,651
89,265	4.053% due 5/1/33 (b)	88,063
236,035	4.196% due 7/1/33 (b)	228,397
240,437	3.606% due 9/1/33 (b)	233,575
	One Year LIBOR:
33,254	5.904% due 1/1/33 (b)	33,503
198,708	4.066% due 7/1/33 (b)	196,396
105,431	4.089% due 10/1/33 (b)	103,553
250,126	4.465% due 2/1/34 (b)	244,571
269,069	4.725% due 10/1/34 (a)(b)	265,936
	Six Month LIBOR:
134,205	4.351% due 4/1/33 (b)	132,225
98,204	7.223% due 4/1/33 (b)	99,527
80,229	4.549% due 5/1/33 (b)	79,567
32,807	4.429% due 6/1/33 (b)	32,365
305,489	4.500% due 10/1/34 (a)(b)	296,379
	Government National Mortgage Association (GNMA) II, One Year CMT ARM:
104,472	5.375% due 5/20/26 (b)	105,105
66,508	5.375% due 5/20/32 (b)	66,880
308,061	5.000% due 1/20/35 (a)(b)	308,988
228,434	4.000% due 2/20/35 (b)	222,387

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $6,397,263)	6,305,020

See Notes to Financial Statements.

18         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Security	Value

U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.6%
	U.S. Treasury Notes, Inflation Indexed:
$1,026,391	2.375% due 4/15/11 (a)	$1,021,219
104,702	1.875% due 7/15/15	100,845
302,589	2.500% due 7/15/16 (a)	307,034

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $1,421,797)	1,429,098

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $37,620,423)	37,537,186

SHORT-TERM INVESTMENTS — 10.8%
U.S. Government Agency — 0.4%
180,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (Cost — $174,100) (h)	174,087

Repurchase Agreement — 10.4%
4,122,000	Nomura Securities International Inc. repurchase agreement dated 10/31/06; 5.280% due 11/1/06; Proceeds at maturity — $4,122,605; (Fully collateralized by U.S. Treasury Note, 4.625% due 01/15/08; Market value — $4,204,754) (Cost — $4,122,000) (a)	4,122,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,296,100)	4,296,087

	TOTAL INVESTMENTS — 105.0% (Cost — $41,916,523#)	41,833,273
	Liabilities in Excess of Other Assets — (5.0)%	(2,007,403)

	TOTAL NET ASSETS — 100.0%	$39,825,870

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	All or a portion of this security is segregated for open futures contracts, TBA’s and/or mortgage dollar rolls.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(c)	Rating by Moody’s Investors Service. All ratings are unaudited.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Rating by Fitch Ratings Service. All ratings are unaudited.

(f)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(g)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 2).

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 36 and 37 for definitions of ratings.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDC	— CDC Capital Mortgage
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
GMAC	— General Motors Acceptance Corp.
GSAMP	— Goldman Sachs Mortgage Corp.
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         19

Schedules of Investments (October 31, 2006) (continued)

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 90.7%
Aerospace & Defense — 1.7%
$810,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$805,950
1,225,000	B	Argo-Tech Corp., Senior Notes, 9.250% due 6/1/11	1,277,062
		DRS Technologies Inc., Senior Subordinated Notes:
395,000	B+	6.625% due 2/1/16	393,025
970,000	B	7.625% due 2/1/18	996,675
		L-3 Communications Corp., Senior Subordinated Notes:
1,015,000	BB+	7.625% due 6/15/12	1,059,406
45,000	BB+	5.875% due 1/15/15	43,763

		Total Aerospace & Defense	4,575,881

Airlines — 0.8%
113,218	B+	Continental Airlines Inc., Pass-Through Certificates, Series 2000-2, Class C, 8.312% due 4/2/11	114,703
		United Airlines Inc., Pass-Through Certificates:
437,290	B	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	448,496
888,598	B	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	955,798
		Series 2001-1:
160,000	B+	Class B, 6.932% due 9/1/11 (a)	175,300
365,000	CCC-	Class C, 6.831% due 9/1/08 (a)	387,128

		Total Airlines	2,081,425

Auto Components — 1.3%
260,000	B	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	265,525
815,000	B-	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	790,550
		TRW Automotive Inc.:
340,000	BB-	Senior Notes, 9.375% due 2/15/13	365,925
97,000	BB-	Senior Subordinated Notes, 11.000% due 2/15/13	106,942
		Visteon Corp., Senior Notes:
1,245,000	CCC+	8.250% due 8/1/10	1,195,200
880,000	CCC+	7.000% due 3/10/14	767,800

		Total Auto Components	3,491,942

Automobiles — 2.8%
		Ford Motor Co.:
405,000	B	Debentures, 8.875% due 1/15/22	353,362
5,425,000	B	Notes, 7.450% due 7/16/31	4,278,969
		General Motors Corp.:
680,000	B-	Notes, 7.200% due 1/15/11	637,500
		Senior Debentures:
750,000	B-	8.250% due 7/15/23	669,375
1,970,000	B-	8.375% due 7/15/33	1,763,150

		Total Automobiles	7,702,356

See Notes to Financial Statements.

20         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Biotechnology — 0.0%
$125,000	B	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (b)	$119,375

Building Products — 1.7%
		Associated Materials Inc.:
2,320,000	CCC	Senior Discount Notes, step bond to yield 11.920% due 3/1/14	1,374,600
220,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	226,050
645,000	B	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	694,181
765,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	734,400
2,450,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 8.324% due 3/1/14	1,690,500

		Total Building Products	4,719,731

Capital Markets — 0.8%
1,235,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	1,361,587
		E*TRADE Financial Corp., Senior Notes:
315,000	BB-	7.375% due 9/15/13	325,238
585,000	BB-	7.875% due 12/1/15	621,563

		Total Capital Markets	2,308,388

Chemicals — 2.7%
1,150,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	1,236,250
1,370,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)	1,356,300
405,000	B	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/13/14 (b)	405,000
		Lyondell Chemical Co.:
		Senior Notes:
365,000	B+	8.000% due 9/15/14	375,038
305,000	B+	8.250% due 9/15/16	315,675
		Senior Secured Notes:
605,000	BB	11.125% due 7/15/12	657,937
50,000	BB	10.500% due 6/1/13	55,250
760,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	822,700
1,420,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (b)	1,341,900
725,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	697,812

		Total Chemicals	7,263,862

Commercial Services & Supplies — 1.7%
850,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	858,500
575,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	643,298
995,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	1,039,775
560,000	B+	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (b)	539,000
1,560,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	1,690,650

		Total Commercial Services & Supplies	4,771,223

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         21

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Communications Equipment — 0.4%
$1,105,000	B	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	$994,500

Consumer Finance — 4.6%
		Ford Motor Credit Co.:
		Notes:
775,000	B	7.875% due 6/15/10	756,839
350,000	B	9.824% due 4/15/12 (c)	365,505
610,000	B	7.000% due 10/1/13	567,825
		Senior Notes:
542,000	B	10.640% due 6/15/11 (b)(c)	571,051
1,120,000	B	9.875% due 8/10/11	1,158,406
		General Motors Acceptance Corp., Notes:
2,480,000	BB	6.875% due 8/28/12	2,489,602
6,240,000	BB	8.000% due 11/1/31	6,704,699

		Total Consumer Finance	12,613,927

Containers & Packaging — 2.9%
595,000	CCC+	Berry Plastics Holding Corp., Senior Secured Notes, 8.875% due 9/15/14 (b)	603,925
1,305,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	1,314,787
		Graphic Packaging International Corp.:
1,020,000	B-	Senior Notes, 8.500% due 8/15/11	1,053,150
380,000	B-	Senior Subordinated Notes, 9.500% due 8/15/13	392,350
1,000,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	1,063,750
1,072,000	BB-	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09	1,104,160
725,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (b)	754,000
600,000	NR	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (a)	70,500
345,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)	356,914
		Smurfit-Stone Container Enterprises Inc., Senior Notes:
516,000	CCC+	9.750% due 2/1/11	534,705
675,000	CCC+	8.375% due 7/1/12	661,500

		Total Containers & Packaging	7,909,741

Diversified Consumer Services — 1.6%
660,000	CCC+	Education Management LLC/Education Management Corp., Senior Notes, 8.750% due 6/1/14 (b)	679,800
		Hertz Corp.:
400,000	B	Senior Notes, 8.875% due 1/1/14 (b)	420,000
2,485,000	B	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	2,739,712
		Service Corp. International:
500,000	BB-	Debentures, 7.875% due 2/1/13	517,500
25,000	BB-	Senior Notes, 7.375% due 10/1/14 (b)	25,813

		Total Diversified Consumer Services	4,382,825

See Notes to Financial Statements.

22         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Financial Services — 2.6%
$910,000	B-	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (b)	$928,200
160,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	161,600
650,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (b)	629,687
		CitiSteel USA Inc., Senior Secured Notes:
345,000	CCC+	12.949% due 9/1/10 (c)	357,938
265,000	NR	15.000% due 10/1/10 (b)(d)	287,525
812,000	B-	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	861,735
		Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC:
167,000	B-	Second Priority, Senior Secured Notes, 9.000% due 7/15/14	188,710
1,155,000	B-	Senior Secured Notes, 9.750% due 11/15/14 (b)	1,157,887
375,000	B-	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (b)	390,000
270,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	261,563
430,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	454,187
550,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	596,750
850,000	CCC+	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	826,625

		Total Diversified Financial Services	7,102,407

Diversified Telecommunication Services — 6.0%
		Cincinnati Bell Inc.:
1,025,000	B-	Senior Notes, 7.000% due 2/15/15	1,012,187
230,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	235,750
130,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	115,700
850,000	BB+	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	927,563
695,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(e)(f)	0
895,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	959,887
475,000	B+	Inmarsat Finance PLC, Senior Notes, 7.625% due 6/30/12	492,219
375,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	389,063
		Intelsat Bermuda Ltd., Senior Notes:
950,000	B+	9.250% due 6/15/16 (b)	1,018,875
1,920,000	B	11.250% due 6/15/16 (b)	2,100,000
380,000	B	Intelsat Ltd., Notes, 7.625% due 4/15/12	344,850
		Level 3 Financing Inc., Senior Notes:
240,000	CCC-	11.800% due 3/15/11 (c)	253,800
160,000	CCC-	10.750% due 10/15/11	170,800
550,000	CCC-	9.250% due 11/1/14 (b)	556,188
630,000	B	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (b)	663,075
		NTL Cable PLC, Senior Notes:
200,000	B-	8.750% due 4/15/14	211,250
495,000	B-	9.125% due 8/15/16	522,844

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         23

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 6.0% (continued)
$361,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	$379,050
		Qwest Communications International Inc., Senior Notes:
180,000	B	7.500% due 2/15/14	184,500
935,000	B	Series B, 7.500% due 2/15/14	958,375
		Qwest Corp.:
1,890,000	BB	Notes, 8.875% due 3/15/12	2,088,450
1,385,000	BB	Senior Notes, 7.500% due 10/1/14 (b)	1,457,712
1,310,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (b)	1,462,287

		Total Diversified Telecommunication Services	16,504,425

Electric Utilities — 0.6%
375,660	BB-	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	405,948
1,165,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,328,100

		Total Electric Utilities	1,734,048

Electronic Equipment & Instruments — 0.3%
		NXP BV/NXP Funding LLC:
200,000	B+	Senior Notes, 9.500% due 10/15/15 (b)	202,750
630,000	BB+	Senior Secured Bonds, 7.875% due 10/15/14 (b)	642,600

		Total Electronic Equipment & Instruments	845,350

Energy Equipment & Services — 1.9%
995,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	1,243,305
286,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	284,213
140,000	B	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	141,400
1,000,000	B	Hanover Compressor Co., Senior Subordinated Notes, 8.625% due 12/15/10	1,045,000
320,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	332,000
1,780,000	B+	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	2,078,308

		Total Energy Equipment & Services	5,124,226

Food & Staples Retailing — 0.5%
1,125,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	1,325,462

Food Products — 0.4%
		Dole Food Co. Inc., Senior Notes:
1,200,000	B	7.250% due 6/15/10	1,125,000
44,000	B	8.875% due 3/15/11	42,185

		Total Food Products	1,167,185

Health Care Providers & Services — 5.2%
1,150,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,242,000
725,000	B	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	696,906

See Notes to Financial Statements.

24         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 5.2% (continued)
		DaVita Inc.:
$650,000	B	Senior Notes, 6.625% due 3/15/13	$643,500
1,005,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	1,005,000
		HCA Inc.:
435,000	B-	Debentures, 7.500% due 11/15/95	324,389
2,925,000	B-	Notes, 6.375% due 1/15/15	2,347,312
1,875,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,821,094
700,000	BB+	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	689,500
583,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	638,385
		Tenet Healthcare Corp., Senior Notes:
650,000	CCC+	7.375% due 2/1/13	579,313
2,970,000	CCC+	9.875% due 7/1/14	2,921,737
1,425,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	1,392,938

		Total Health Care Providers & Services	14,302,074

Hotels, Restaurants & Leisure — 5.4%
1,300,000	B+	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	1,278,875
160,000	CCC	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (b)	161,600
1,400,000	BB-	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,436,750
725,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	737,687
585,000	CCC+	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	611,325
520,000	B-	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	500,500
1,300,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	1,339,000
		Hilton Hotels Corp.:
250,000	BB	Notes, 7.625% due 12/1/12	265,973
510,000	BB	Senior Notes, 7.950% due 4/15/07	515,738
1,345,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,445,875
1,375,000	B	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	1,326,875
1,150,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	1,086,750
260,000	B+	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	255,125
1,275,000	BB	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	1,243,125
750,000	B+	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	748,125
115,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	123,625
100,000	BB	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	101,125
		Station Casinos Inc.:
260,000	BB-	Senior Notes, 7.750% due 8/15/16	268,450
1,225,000	B+	Senior Subordinated Notes, 6.875% due 3/1/16	1,130,062

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         25

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Hotels, Restaurants & Leisure — 5.4% (continued)
$275,000	B+	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (b)	$281,875

		Total Hotels, Restaurants & Leisure	14,858,460

Household Durables — 2.6%
105,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	107,363
		Beazer Homes USA Inc., Senior Notes:
100,000	BB	6.875% due 7/15/15	94,500
580,000	BB	8.125% due 6/15/16	593,050
320,000	BBB-	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	336,501
900,000	B	Interface Inc., Senior Notes, 10.375% due 2/1/10	990,000
		K Hovnanian Enterprises Inc., Senior Notes:
1,300,000	BB	7.500% due 5/15/16	1,267,500
775,000	BB	8.625% due 1/15/17	803,094
785,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	808,550
910,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.368% due 9/1/12	757,575
1,200,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	1,251,000

		Total Household Durables	7,009,133

Household Products — 0.6%
		Nutro Products Inc.:
150,000	CCC	Senior Notes, 9.400% due 10/15/13 (b)(c)	154,875
400,000	CCC	Senior Subordinated Notes, 10.750% due 4/15/14 (b)	432,000
		Spectrum Brands Inc., Senior Subordinated Notes:
460,000	CCC	8.500% due 10/1/13	402,500
270,000	CCC	7.375% due 2/1/15	220,050
555,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	571,650

		Total Household Products	1,781,075

Independent Power Producers & Energy Traders — 3.8%
305,000	B+	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	302,350
		AES Corp.:
		Senior Notes:
1,470,000	B	9.500% due 6/1/09	1,582,087
1,095,000	B	7.750% due 3/1/14	1,152,487
240,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (b)	259,500
		Dynegy Holdings Inc.:
1,250,000	B-	Senior Debentures, 7.625% due 10/15/26	1,168,750
195,000	B-	Senior Notes, 8.375% due 5/1/16	201,338
		Edison Mission Energy, Senior Notes:
325,000	BB-	7.730% due 6/15/09	339,625
160,000	BB-	7.500% due 6/15/13 (b)	165,200
880,000	BB-	7.750% due 6/15/16 (b)	913,000
1,065,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,082,306

See Notes to Financial Statements.

26         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Independent Power Producers & Energy Traders — 3.8% (continued)
		NRG Energy Inc., Senior Notes:
$525,000	B-	7.250% due 2/1/14	$532,219
2,665,000	B-	7.375% due 2/1/16	2,701,644

		Total Independent Power Producers & Energy Traders	10,400,506

Industrial Conglomerates — 0.1%
245,000	BB-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	259,700

Insurance — 0.6%
1,570,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	1,636,725

Internet & Catalog Retail — 0.6%
445,000	B	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	431,650
1,264,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	1,264,000

		Total Internet & Catalog Retail	1,695,650

IT Services — 0.7%
		Sungard Data Systems Inc.:
750,000	B-	Senior Notes, 9.125% due 8/15/13	781,875
1,120,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	1,178,800

		Total IT Services	1,960,675

Leisure Equipment & Products — 0.3%
735,000	B	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	722,138

Machinery — 0.5%
245,000	B+	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	238,875
845,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.725% due 5/1/12	925,275
205,000	B	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 10.725% due 4/15/14	181,425

		Total Machinery	1,345,575

Media — 10.9%
		Affinion Group Inc.:
1,070,000	B-	Senior Notes, 10.125% due 10/15/13	1,139,550
135,000	B-	Senior Subordinated Notes, 11.500% due 10/15/15	141,413
		AMC Entertainment Inc.:
155,000	B-	Senior Notes, Series B, 8.625% due 8/15/12	160,619
1,660,000	CCC+	Senior Subordinated Notes, 11.000% due 2/1/16	1,844,675
891,000	CCC-	CCH I Holdings LLC, Senior Notes, 13.500% due 1/15/14	833,085
		CCH I Holdings LLC/CCH I Holdings Capital Corp.:
25,000	CCC-	Senior Notes, 11.750% due 5/15/14	21,438
48,000	CCC(g)	Senior Secured Notes, 11.000% due 10/1/15 (b)	46,320
1,540,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,491,875

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         27

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Media — 10.9% (continued)
		CCH II LLC/CCH II Capital Corp., Senior Notes:
$1,340,000	CCC-	10.250% due 9/15/10	$1,390,250
981,000	CCC(g)	10.250% due 10/1/13 (b)	1,015,335
225,000	CCC-	Charter Communications Holdings LLC, Senior Discount Notes, step bond to yield 15.518% due 1/15/12	196,875
400,000	BB-	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (b)	418,000
830,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (b)	806,137
		CSC Holdings Inc.:
770,000	B+	Senior Debentures, 7.625% due 7/15/18	762,300
40,000	B+	Senior Debentures, Series B, 8.125% due 8/15/09	41,450
		Senior Notes:
740,000	B+	6.750% due 4/15/12 (b)	733,525
		Series B:
360,000	B+	8.125% due 7/15/09	373,050
260,000	B+	7.625% due 4/1/11	263,575
504,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	563,220
1,001,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13	1,092,341
		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
527,000	BB-	8.375% due 3/15/13	549,398
335,000	BB-	6.375% due 6/15/15	322,438
		EchoStar DBS Corp., Senior Notes:
910,000	BB-	7.000% due 10/1/13 (b)	906,587
2,050,000	BB-	6.625% due 10/1/14	1,983,375
615,000	BB-	7.125% due 2/1/16 (b)	604,237
		Houghton Mifflin Co.:
1,100,000	CCC+	Senior Discount Notes, step bond to yield 10.515% due 10/15/13	998,250
95,000	CCC+	Senior Subordinated Notes, 9.875% due 2/1/13	102,244
1,065,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11	1,126,237
235,000	CCC-	ION Media Networks Inc., Secured Notes, 11.624% due 1/15/13 (b)(c)	236,469
1,530,000	B-	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (b)	1,661,962
580,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	561,150
1,125,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	1,209,375
870,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	867,825
590,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	598,850
		R.H. Donnelley Corp., Senior Discount Notes:
300,000	B	Series A-1, 6.875% due 1/15/13	283,875
550,000	B	Series A-2, 6.875% due 1/15/13	520,438
175,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (b)	192,281

See Notes to Financial Statements.

28         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Media — 10.9% (continued)
$400,000	B	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	$439,500
		Rainbow National Services LLC:
530,000	B+	Senior Notes, 8.750% due 9/1/12 (b)	559,812
620,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (b)	692,850
		Rogers Cable Inc.:
130,000	BB+	Secured Notes, 5.500% due 3/15/14	122,850
		Senior Secured Second Priority Notes:
90,000	BB+	6.250% due 6/15/13	89,325
1,040,000	BB+	6.750% due 3/15/15	1,053,000
		XM Satellite Radio Inc., Senior Notes:
290,000	CCC	9.989% due 5/1/13 (c)	274,050
605,000	CCC	9.750% due 5/1/14	577,775

		Total Media	29,869,186

Metals & Mining — 0.9%
1,465,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,611,500
735,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (b)	768,075

		Total Metals & Mining	2,379,575

Multi-Utilities — 0.1%
180,000	BB+	Avista Corp., Senior Notes, 9.750% due 6/1/08	190,927

Multiline Retail — 0.9%
		Neiman Marcus Group Inc.:
1,510,000	B-	Senior Notes, 9.000% due 10/15/15	1,627,025
210,000	B-	Senior Subordinated Notes, 10.375% due 10/15/15	230,738
667,000	B+	Saks Inc., Notes, 9.875% due 10/1/11	727,030

		Total Multiline Retail	2,584,793

Office Electronics — 0.9%
1,375,000	B+	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	1,411,094
1,030,000	BB+	Xerox Corp., Senior Notes, 6.400% due 3/15/16	1,037,725

		Total Office Electronics	2,448,819

Oil, Gas & Consumable Fuels — 9.7%
700,000	B-	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	756,000
1,360,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,394,000
		Chesapeake Energy Corp., Senior Notes:
2,325,000	BB	6.375% due 6/15/15	2,255,250
235,000	BB	6.500% due 8/15/17	222,663
550,000	BB	6.250% due 1/15/18	523,875
842,000	BB-	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	890,415
295,000	BB-	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	292,788
		El Paso Corp., Medium-Term Notes:
1,735,000	B	7.800% due 8/1/31	1,817,412
1,305,000	B	7.750% due 1/15/32	1,366,987

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         29

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Oil, Gas & Consumable Fuels — 9.7% (continued)
$620,000	B+	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (c)	$667,444
1,300,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,257,750
675,000	B	Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14	656,438
795,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (b)	777,112
495,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (b)	477,675
400,000	B+	OMI Corp., Senior Notes, 7.625% due 12/1/13	410,000
660,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (b)	676,500
955,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	1,019,462
		Pogo Producing Co., Senior Subordinated Notes:
10,000	B+	7.875% due 5/1/13 (b)	10,225
1,220,000	B+	6.875% due 10/1/17	1,168,150
195,000	B+	Series B, 8.250% due 4/15/11	201,338
1,485,000	B1(h)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)	1,503,562
55,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14 (b)	54,863
1,450,000	B-	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,392,000
1,185,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	1,253,137
455,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	479,483
460,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	455,400
		Williams Cos. Inc.:
		Notes:
865,000	BB-	7.875% due 9/1/21	919,062
2,650,000	BB-	8.750% due 3/15/32	2,954,750
600,000	BB-	Senior Notes, 7.625% due 7/15/19	634,500

		Total Oil, Gas & Consumable Fuels	26,488,241

Paper & Forest Products — 1.7%
1,400,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	1,393,000
535,000	B+	Domtar Inc., Notes, 5.375% due 12/1/13	472,806
1,455,000	CCC+	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13	1,527,750
270,000	BB+	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (b)	270,559
		Verso Paper Holdings LLC:
305,000	B+	Senior Secured Notes, 9.125% due 8/1/14 (b)	311,100
625,000	B-	Senior Subordinated Notes, 11.375% due 8/1/16 (b)	637,500

		Total Paper & Forest Products	4,612,715

Personal Products — 0.2%
540,000	B+	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	565,650

Pharmaceuticals — 0.4%
1,185,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,176,113

Real Estate Investment Trusts (REITs) — 1.9%
40,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	40,800

See Notes to Financial Statements.

30         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Real Estate Investment Trusts (REITs) — 1.9% (continued)
		Host Marriott LP:
		Senior Notes:
$625,000	BB	7.125% due 11/1/13	$635,156
1,020,000	BB	Series I, 9.500% due 1/15/07	1,031,475
1,125,000	BB	Series O, 6.375% due 3/15/15	1,101,094
700,000	BB	Series Q, 6.750% due 6/1/16	685,125
770,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	696,850
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:
230,000	BB+	7.125% due 6/1/15	237,762
225,000	BB+	6.500% due 6/1/16	225,563
575,000	BB+	6.750% due 4/1/17	582,187

		Total Real Estate Investment Trusts (REITs)	5,236,012

Real Estate Management & Development — 0.0%
125,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	107,813

Road & Rail — 0.8%
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
170,000	B-	10.250% due 6/15/07	174,463
1,230,000	B-	9.375% due 5/1/12	1,319,175
50,000	B-	12.500% due 6/15/12	55,000
433,000	CCC+	Horizon Lines LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	454,650
240,000	B-	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	243,900

		Total Road & Rail	2,247,188

Software — 0.6%
640,000	CCC+	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (b)	598,400
945,000	B-	UGS Capital Corp. II, Senior Subordinated Notes, 10.380% due 6/1/11 (b)(c)(d)	980,438

		Total Software	1,578,838

Specialty Retail — 1.4%
540,000	B	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	561,600
		AutoNation Inc. Senior Notes:
240,000	BB+	7.374% due 4/15/13 (c)	243,000
300,000	BB+	7.000% due 4/15/14	300,000
635,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	574,675
205,000	CCC+	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (b)	219,350
185,000	CCC+	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	203,038
125,000	B	Linens ‘n Things Inc., Senior Secured Notes, 10.999% due 1/15/14 (c)	123,125
240,000	CCC	Michaels Stores Inc., Senior Subordinated Notes, 11.375% due 11/1/16 (b)	241,500

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         31

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Specialty Retail — 1.4% (continued)
$1,435,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$1,388,362

		Total Specialty Retail	3,854,650

Textiles, Apparel & Luxury Goods — 0.8%
1,430,000	B-	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	1,522,950
600,000	B	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	618,750

		Total Textiles, Apparel & Luxury Goods	2,141,700

Thrifts & Mortgage Finance — 0.4%
1,075,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	1,139,500

Tobacco — 0.1%
220,000	B-	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	229,900

Trading Companies & Distributors — 1.1%
565,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (b)	597,487
415,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (b)	430,563
1,145,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (b)	1,225,150
645,000	B-	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	665,962

		Total Trading Companies & Distributors	2,919,162

Wireless Telecommunication Services — 2.2%
240,000	CCC	Metropcs Wireless Inc., Senior Notes, 9.250% due 11/1/14 (b)	243,300
1,775,000	BBB+	Nextel Communications Inc., Senior Notes, Series E, 6.875% due 10/31/13	1,815,612
130,000	BB+	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	137,150
320,000	BB-	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	340,000
990,000	CCC	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	1,044,450
		Sprint Capital Corp.:
1,350,000	BBB+	Notes, 8.750% due 3/15/32	1,672,666
775,000	BBB+	Senior Notes, 6.875% due 11/15/28	796,352

		Total Wireless Telecommunication Services	6,049,530

		TOTAL CORPORATE BONDS & NOTES (Cost — $242,925,432)	248,530,302

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,402,534	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(e)(f) (Cost — $1,559,727)	0

CONVERTIBLE BOND & NOTE — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
335,000	CCC	Amkor Technologies Inc., Senior Subordinated Bond, 2.500% due 5/15/11 (Cost — $293,710)	284,331

See Notes to Financial Statements.

32         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

LOAN PARTICIPATION — 1.1%
United States — 1.1%
$3,000,000		UPC Broadband Holding B.V. Term Loan, 7.640% due 3/15/13 (Toronto Dominion) (Cost — $3,000,000)	$3,003,081

SOVEREIGN BONDS — 1.6%
Brazil — 0.5%
		Federative Republic of Brazil:
760,000	BB	11.000% due 8/17/40	1,000,730
340,000	BB	Collective Action Securities, Notes, 8.000% due 1/15/18	376,295

		Total Brazil	1,377,025

Panama — 0.1%
186,000	BB	Republic of Panama, 9.375% due 4/1/29	242,498

Russia — 1.0%
2,430,000	BBB+	Russian Federation, 5.000% due 3/31/30 (b)	2,725,397

		TOTAL SOVEREIGN BONDS (Cost — $4,241,264)	4,344,920

Shares
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
2,453,154		Home Interiors of Gifts Inc. (e)(f)*	24,531

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
23,465		Aurora Foods Inc. (e)(f)*	0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
1,776		Outsourcing Solutions Inc. (e)(f)*	7,547

INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
4,335		Motorola Inc.	99,965

Semiconductors & Semiconductor Equipment — 0.0%
478		Freescale Semiconductor Inc., Class B Shares*	18,800

		TOTAL INFORMATION TECHNOLOGY	118,765

MATERIALS — 0.0%
Chemicals — 0.0%
17,316		Applied Extrusion Technologies Inc., Class A Shares*	103,896

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         33

Schedules of Investments (October 31, 2006) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
870	McLeodUSA Inc., Class A Shares (e)(f)*	$0

Wireless Telecommunication Services — 0.0%
1	Crown Castle International Corp.*	34

	TOTAL TELECOMMUNICATION SERVICES	34

	TOTAL COMMON STOCKS (Cost — $2,524,502)	254,773

CONVERTIBLE PREFERRED STOCKS — 0.3%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
1,616	Chesapeake Energy Corp., Convertible, 6.250%	442,178

TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
7,000	Crown Castle International Corp., 6.250%	387,625

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $612,254)	829,803

Warrants
WARRANTS (e)(f) — 0.0%
430	Cybernet Internet Services International Inc., Expires 7/1/09 (b)*	0
695	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (b)*	0
375	IWO Holdings Inc., Expires 1/15/11 (b)*	0
165	Jazztel PLC, Expires 5/1/09 (b)*	0
435	Merrill Corp., Class B Shares, Expires 5/1/09 (b)*	0
700	RSL Communications Ltd., Class A Shares, Expires 11/15/06*	0

	TOTAL WARRANTS (Cost — $184,325)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $255,341,214)	257,247,210

Face Amount
SHORT-TERM INVESTMENT — 2.9%
Repurchase Agreement — 2.9%
$7,778,000	Nomura Securities International Inc. repurchase agreement dated 10/31/06, 5.280% due 11/1/06; Proceeds at maturity — $7,779,141; (Fully collateralized by U.S government agency obligation 5.000% due 1/15/07; Market value — $7,933,860) (Cost — $7,778,000) (i)	7,778,000

	TOTAL INVESTMENTS — 96.8% (Cost — $263,119,214)	265,025,210
	Other Assets in Excess of Liabilities — 3.2%	8,875,004

	TOTAL NET ASSETS — 100.0%	$273,900,214

See Notes to Financial Statements.

34         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Schedules of Investments (October 31, 2006) (continued)

*	Non-income producing security.

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Security is currently in default.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(g)	Rating by Fitch Ratings Service. All ratings are unaudited.

(h)	Rating by Moody’s Investors Service. All ratings are unaudited.

(i)	All or a portion of this security is segregated for extended settlements.

#	Aggregate cost for federal income tax purposes is $263,718,134.

See pages 36 and 37 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         35

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard and Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest rating within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa and Ca	— Bonds rated “Caa” and “Ca” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
C	— Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

36         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch’’) — Ratings from “AA” to “CCC” may be modified by the additional of a plus (+) or a minus (-) sign to show relative standings with the major ratings categories.

AA	— Bonds rated “AA” are considered to be investment-grade and of very high credit quality. The obligator’s ability to pay interest and/or dividends and repay principal is very strong.
A

— Bonds rated “A” are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB

— Bonds rated “BBB” currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB

— Bonds rated “BB” indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business of financial alternatives may be available to allow financial commitments to be met.

B

— Bonds rated “B” indicate that significant credit risk is present, but a limited margin of safety remains. Financial Commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C

— Bonds rated “CCC”, “CC” and “C” carry the real possibility of defaulting. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated “CC” appears probable, a “C” rating indicates imminent default.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         37

Statements of Assets and Liabilities (October 31, 2006)

	Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable High Income Portfolio
ASSETS:
Investments, at cost	$37,794,523	$255,341,214
Repurchase agreements, at cost	4,122,000	7,778,000

Investments, at value	$37,711,273	$257,247,210
Repurchase agreements, at value	4,122,000	7,778,000
Cash	932	659
Receivable for securities sold	955,859	816,783
Dividend and Interest receivable	97,348	5,898,716
Receivable for Fund shares sold	12,216	5,295,134
Prepaid expenses	645	66,620

Total Assets	42,900,273	277,103,122

LIABILITIES:
Payable for securities purchased	2,876,875	2,964,518
Payable for Fund shares repurchased	126,789	512
Investment management fee payable	18,571	136,696
Payable to broker — variation margin on open futures contracts	8,625	—
Directors’ fees payable	3,595	192
Distribution fees payable	1,310	—
Deferred dollar roll income	264	—
Accrued expenses	38,374	100,990

Total Liabilities	3,074,403	3,202,908

Total Net Assets	$39,825,870	$273,900,214

NET ASSETS:
Par value (Note 4)	$39	$357
Paid-in capital in excess of par value	38,957,769	349,889,476
Undistributed net investment income	1,291,435	16,732,361
Accumulated net realized loss on investments, futures contracts and options written	(295,834)	(94,627,976)
Net unrealized appreciation (depreciation) on investments and futures contracts	(127,539)	1,905,996

Total Net Assets	$39,825,870	$273,900,214

Shares Outstanding	3,875,518	35,753,498

Net Asset Value	$10.28	$7.66

See Notes to Financial Statements.

38         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Statements of Operations (For the year ended October 31, 2006)

	Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable High Income Portfolio
INVESTMENT INCOME:
Interest	$1,932,003	$23,043,615
Dividends	—	35,337

Total Investment Income	1,932,003	23,078,952

EXPENSES:
Investment management fee (Note 2)	218,696	1,670,014
Distribution fees (Note 2)	99,407	—
Audit and tax	28,590	30,246
Legal fees	21,813	30,780
Directors’ fees	13,697	27,276
Shareholder reports	12,141	57,367
Custody fees	5,277	9,428
Directors’ retirement expense	2,547	16,946
Proxy Fee	2,503	21,960
Transfer agent fees (Note 2)	911	1,024
Insurance	327	6,486
Miscellaneous expenses	4,008	3,805

Total Expenses	409,917	1,875,332
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(62,094)	(7,937)

Net Expenses	347,823	1,867,395

Net Investment Income	1,584,180	21,211,557

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND OPTIONS WRITTEN (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(96,325)	4,068,704
Futures contracts	20,679	—
Options written	21,764	—

Net Realized Gain (Loss)	(53,882)	4,068,704

Change in Net Unrealized Appreciation/Depreciation From:
Investments	122,224	(484,547)
Futures contracts	(78,536)	—

Change in Net Unrealized Appreciation/Depreciation	43,688	(484,547)

Net Gain (Loss) on Investments, Futures Contracts and Options Written	(10,194)	3,584,157

Increase in Net Assets From Operations	$1,573,986	$24,795,714

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         39

Statements of Changes in Net Assets (For the years ended October 31,)

Legg Mason Partners Variable Adjustable Rate Income Portfolio	2006	2005
OPERATIONS:
Net investment income	$1,584,180	$816,945
Net realized loss	(53,882)	(16,712)
Change in net unrealized appreciation/depreciation	43,688	(175,940)

Increase in Net Assets From Operations	1,573,986	624,293

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,200,004)	(300,185)

Decrease in Net Assets From Distributions to Shareholders	(1,200,004)	(300,185)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	10,095,957	21,156,364
Reinvestment of distributions	1,200,004	300,185
Cost of shares repurchased	(10,159,197)	(7,217,375)

Increase in Net Assets From Fund Share Transactions	1,136,764	14,239,174

Increase in Net Assets	1,510,746	14,563,282
NET ASSETS:
Beginning of year	38,315,124	23,751,842

End of year*	$39,825,870	$38,315,124

* Includes undistributed net investment income of:	$1,291,435	$816,291

See Notes to Financial Statements.

40         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,) (continued)

Legg Mason Partners Variable High Income Portfolio	2006	2005
OPERATIONS:
Net investment income	$21,211,557	$21,065,496
Net realized gain	4,068,704	2,557,666
Change in net unrealized appreciation/depreciation	(484,547)	(14,885,829)
Increase from payment by affiliate	—	92,400

Increase in Net Assets From Operations	24,795,714	8,829,733

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(23,000,001)	(23,581,997)

Decrease in Net Assets From Distributions to Shareholders	(23,000,001)	(23,581,997)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	9,874,142	37,541,706
Reinvestment of distributions	23,000,001	23,581,997
Cost of shares repurchased	(48,240,106)	(38,385,269)

Increase (Decrease) in Net Assets From Fund Share Transactions	(15,365,963)	22,738,434

Increase (Decrease) in Net Assets	(13,570,250)	7,986,170
NET ASSETS:
Beginning of year	287,470,464	279,484,294

End of year*	$273,900,214	$287,470,464

* Includes undistributed net investment income of:	$16,732,361	$17,947,071

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         41

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

Legg Mason Partners Variable Adjustable Rate Income Portfolio	2006		2005	2004	2003(1)
Net Asset Value, Beginning of Period	$10.18		$10.10	$10.01	$10.00

Income (Loss) From Operations:
Net investment income	0.42		0.24	0.09	0.01
Net realized and unrealized gain (loss)	(0.01)		(0.05)	0.03	—

Total Income From Operations	0.41		0.19	0.12	0.01

Less Distributions From:
Net investment income	(0.31)		(0.11)	(0.03)	—

Total Distributions	(0.31)		(0.11)	(0.03)	—

Net Asset Value, End of Period	$10.28		$10.18	$10.10	$10.01

Total Return(2)	4.09%		1.87%	1.24%	0.10%

Net Assets, End of Period (millions)	$40		$38	$24	$11

Ratios to Average Net Assets:
Gross expenses	1.03%		1.13%	1.31%	4.72	%(3)
Net expenses(4)	0.87	(5)	0.98	1.00 (5)	1.00	(3)(5)
Net investment income	3.98		2.49	1.19	0.87	(3)

Portfolio Turnover Rate	45	%(6)	12%	68%	3%

(1)	For the period September 12, 2003 (commencement of operations) to October 31, 2003.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a contractual expense limitation, effective October 31, 2005 through February 28, 2007, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of the Fund will not exceed 1.00%.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 77% for the year ended October 31, 2006.

See Notes to Financial Statements.

42         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended October 31:

Legg Mason Partners Variable High Income Portfolio	2006	2005		2004	2003	2002
Net Asset Value, Beginning of Year	$7.61	$8.02		$7.67	$6.65	$8.32

Income (Loss) From Operations:
Net investment income	0.61	0.58		0.58	0.63	0.82
Net realized and unrealized gain (loss)	0.06	(0.33)		0.32	1.28	(1.44)

Total Income (Loss) From Operations	0.67	0.25		0.90	1.91	(0.62)

Less Distributions From:
Net investment income	(0.62)	(0.66)		(0.55)	(0.89)	(1.05)

Total Distributions	(0.62)	(0.66)		(0.55)	(0.89)	(1.05)

Net Asset Value, End of Year	$7.66	$7.61		$8.02	$7.67	$6.65

Total Return(1)	9.37%	3.14	%(2)	12.33%	31.70%	(7.39)%

Net Assets, End of Year (millions)	$274	$287		$279	$237	$155

Ratios to Average Net Assets:
Gross expenses	0.67%	0.66%		0.66%	0.69%	0.69%
Net expenses	0.67 (3)	0.66		0.66 (3)	0.69	0.69
Net investment income	7.62	7.31		7.93	9.53	10.39

Portfolio Turnover Rate	73%	20%		33%	36%	78%

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(2)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         43

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Variable High Income Portfolio (formerly known as SB Adjustable Rate Income Portfolio and Smith Barney High Income Portfolio, respectively) (the “Funds”) are separate diversified investment funds of Legg Mason Partners Variable Portfolios III, Inc. (formerly known as Travelers Series Fund Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Financial Futures Contracts. The Funds may enter into financial futures contracts typically to hedge a portion of the portfolios. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional

44         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written Options. When a Fund writes an option, an amount equal to the premium received by the Funds are recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Funds realize a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Funds.

A risk in writing a covered call option is that the Funds may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Funds are exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan Participations. The Legg Mason Partners Variable High Income Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(f) Mortgage Dollar Rolls. The Funds enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         45

Notes to Financial Statements (continued)

to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(g) Securities Traded on a To-Be-Announced Basis. The Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Credit and Market Risk. The Legg Mason Partners Variable High Income Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(i) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(j) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

46         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(k) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
Legg Mason Partners Variable Adjustable Rate Income Portfolio	(a)	$ 2,503	—	$ (2,503)
	(b)	88,465	$ (88,465)	—

Legg Mason Partners Variable High Income Portfolio	(a)	$ 21,960	—	$(21,960)
	(c)	551,774	$(551,774)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to income from mortgage backed securities treated as capital gains for tax purposes.

(c)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of consent fees and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ then existing investment management contracts to terminate. The Funds’ shareholders approved a new investment management contract between the Funds and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction and continuing under a new investment management agreement, effective December 1, 2005, Legg Mason Partners Variable Adjustable Rate Income Portfolio paid SBFM an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         47

Notes to Financial Statements (continued)

Prior to the Legg Mason transaction and continuing under a new investment management agreement, effective December 1, 2005, Legg Mason Partners Variable High Income Portfolio paid SBFM a fee calculated daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

Legg Mason Partners Variable Adjustable Rate Income Portfolio has a contractual expense limitation in place of 1.00%.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Funds’ investment manager and Western Asset Management Company (“Western Asset”) became the Funds’ subadviser. The portfolio managers who are responsible for the day-to-day management of the Funds remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Funds. The Funds’ investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Funds.

During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $894 and $6,392 for the Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Variable High Income Portfolio, respectively. In addition, during the year ended October 31, 2006, Legg Mason Partners Variable Adjustable Rate Income Portfolio and Legg Mason Partners Variable High Income Portfolio were reimbursed for expenses in the amount of $1,556 and $1,545, respectively.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Funds’ transfer agent. Also, prior to January 1, 2006, PFPC acted as the Funds’ sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended October 31, 2006, transfer agent fees totals for each Fund were as follows:

Transfer Agent Fees
Legg Mason Partners Variable Adjustable Rate Income Portfolio	$2,083

Legg Mason Partners Variable High Income Portfolio	$2,083

The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. The Funds’ Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”)

48         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Fund shares in the future.

The Company, on behalf of Legg Mason Partners Adjustable Rate Income Portfolio, has adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that Legg Mason Partners Adjustable Rate Income Portfolio shall pay a fee in an amount not to exceed 0.25% of the average daily net assets of Legg Mason Partners Adjustable Rate Income Portfolio. This fee is calculated daily and paid monthly. The Company has agreed to waive 0.15% of the Rule 12b-1 distribution plan fees for Legg Mason Partners Adjustable Rate Income Portfolio. For the year ended October 31, 2006, Rule 12b-1 distribution plan fees of $59,644 were waived for Legg Mason Partners Adjustable Rate Income Portfolio.

For the period ended October 31, 2006, LMIS, CGM and its affiliates did not receive any brokerage commission from the Funds.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S Government & Agency Obligations were as follows:

	Investments		U.S. Government & Agency Obligations
	Purchases	Sales	Purchases	Sales
Legg Mason Partners Variable Adjustable Rate Income Portfolio	$18,567,056	$6,446,256	$11,774,363	$10,628,255

Legg Mason Partners Variable High Income Portfolio	195,592,766	206,315,384	—	—

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Legg Mason Partners Variable Adjustable Rate Income Portfolio	$72,065	$(155,315)	$(83,250)

Legg Mason Partners Variable High Income Portfolio	9,492,010	(8,184,934)	1,307,076

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         49

Notes to Financial Statements (continued)

At October 31, 2006, Legg Mason Partners Variable Adjustable Rate Income Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Notes 2 Year Futures	76	12/06	$15,509,865	$15,534,875	$25,010

Contracts to Sell:
U.S. Treasury Notes 5 Year Futures	18	12/06	$1,885,582	$1,900,125	$(14,543)
U.S. Treasury Notes 10 Year Futures	45	12/06	4,815,088	4,869,844	(54,756)

					(69,299)

Net Unrealized Loss on Open Futures Contracts					$(44,289)

At October 31, 2006, Legg Mason Partners Variable High Income Portfolio did not have any open futures contracts.

At October 31, 2006, written option transactions for Legg Mason Partners Variable Adjustable Rate Income Rate Portfolio were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding at October 31, 2005	—	—
Options written	44	$21,764
Options closed	(44)	(21,764)
Options expired	—	—

Options written, outstanding at October 31, 2006	—	—

At October 31, 2006, Legg Mason Partners Variable High Income Portfolio held loan participations with a total cost of $3,000,000 and a total market value of $3,003,081.

At October 31, 2006, Legg Mason Partners Variable Adjustable Rate Income Portfolio had outstanding mortgage dollar rolls with a total cost of $2,859,639. During the year ended October 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $2,876,875. For the year ended October 31, 2006, Legg Mason Partners Variable Adjustable Rate Income Portfolio recorded interest income of $3,497 related to such mortgage rolls.

4.	Capital Shares

At October 31, 2006, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the Fund.

50         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each Fund were as follows:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Legg Mason Partners Variable Adjustable Rate Income Portfolio
Shares sold	998,394	2,096,973
Shares issued on reinvestment	120,846	29,989
Shares repurchased	(1,006,561)	(715,287)

Net Increase	112,679	1,411,675

Legg Mason Partners Variable High Income Portfolio
Shares sold	1,305,905	4,829,415
Shares issued on reinvestment	3,225,807	3,127,586
Shares repurchased	(6,540,379)	(5,025,782)

Net Increase (Decrease)	(2,008,667)	2,931,219

5.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2006 were as follows:

	Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable High Income Portfolio
Distributions paid from:
Ordinary income	$1,200,004	$23,000,001

The tax character of distributions paid during the fiscal year ended October 31, 2005 were as follows:

	Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable High Income Portfolio
Distributions paid from:
Ordinary income	$300,185	$23,581,997

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         51

Notes to Financial Statements (continued)

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable High Income Portfolio
Undistributed ordinary income — net	$1,293,984	$16,749,307
Capital loss carryforward *	(340,123)	(94,029,056)
Other book/tax temporary differences	41,740 (a)	(16,946	)(b)
Unrealized appreciation/(depreciation)	(127,539)	1,307,076	(c)

Total Accumulated Earnings/(losses) — net	$868,062	$(75,989,619)

*	During the taxable year ended October 31, 2006, Legg Mason Partners Variable High Income Portfolio utilized $3,255,958 of its capital loss carryovers available from prior years. As of October 31, 2006, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Legg Mason Partners Variable Adjustable Rate Income Portfolio	Legg Mason Partners Variable High Income Portfolio
10/31/2007	—	$(6,374,557)
10/31/2008	—	(18,327,807)
10/31/2009	—	(42,940,350)
10/31/2010	—	(21,882,303)
10/31/2011	$(2,911)	(4,504,039)
10/31/2012	(38,733)	—
10/31/2013	(77,596)	—
10/31/2014	(220,883)	—

	$(340,123)	$(94,029,056)

These amounts will be available to offset any future taxable capital gains. Additionally, Legg Mason Partners Variable High Income Portfolio’s capital loss carryover is subject to an annual limitation of $12,467,410 as a result of an ownership change the Fund experienced in the prior year.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of various items.

(b)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(c)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premiums on fixed income securities, and book/tax differences in the treatment of consent fees.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM the Fund’s prior investment manager and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory

52         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Funds’ manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         53

Notes to Financial Statements (continued)

described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested (including the Funds) and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

54         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.

9.	Additional Shareholder Information

The Funds’ Board approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, shareholders of each Fund have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Funds as a Maryland business trust, with all funds operating under uniform charter documents. Shareholders of each Fund also have been asked to approve investment matters, including standardized fundamental investment policies. Shareholder approval was obtained on December 11, 2006. These matters generally are expected to be implemented during the first half of 2007.

10.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         55

Notes to Financial Statements (continued)

Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for these Funds will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds has determined that adopting FIN 48 will not have a material impact on the Funds’ financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

56         Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Variable Portfolios III, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Partners Variable High Income Portfolio (formerly Smith Barney High Income Portfolio) and Legg Mason Partners Variable Adjustable Rate Income Portfolio (formerly SB Adjustable Rate Income Portfolio), each a series of Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc.), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable High Income Portfolio and Legg Mason Partners Variable Adjustable Rate Income Portfolio as of October 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each of the two-year period then ended and the financial highlights for each of the years or periods in the five- year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

Legg Mason Partners Variable Portfolios III, Inc. 2006 Annual Report         57

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 23, 2006, the Funds’ Board, including a majority of the Board Members who are not “interested persons” of each Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between each Fund and the Manager. The Funds’ Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”) for each Fund. The New Management Agreement and the New Subadvisory Agreement replaced each Fund’s prior management agreement with Smith Barney Fund Management, LLC and were entered into in connection with an internal reorganization of Legg Mason, the parent company of the Manager and the prior manager. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Funds, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of each of the Funds. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of each of the Funds. The Board Members noted that the portfolio management team was expected to be the same as then managing each of the Funds.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to each of the Funds by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Board Members of each Fund, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement for each Fund were acceptable.

The Board Members also received and considered performance information for each of the Funds as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

58         Legg Mason Partners Variable Portfolios III, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of each Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing each Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of each Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by each Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing each Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Funds, will pay the subadvisory fee to the Subadviser. The Board Members determined that each Fund’s management fee and subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to each Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to each Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Funds and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of each Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did

Legg Mason Partners Variable Portfolios III, Inc.          59

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of each Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Subsequently, at a meeting held in person on September 19, 2006, the Board of Legg Mason Partners Variable High Income Portfolio (“High Income Portfolio”), including a majority of the Independent Board Members, approved a new subadvisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (the “Sub-subadvisory Agreement”). Western Asset Management Company Limited (“Western Asset Limited”) provides investment advisory services with respect to the High Income Portfolio’s non-U.S. dollar-denominated securities and related foreign currencies and futures. It is expected that the term of the new Sub-subadvisory Agreement, and the advisory services provided thereunder by Western Asset Limited, will commence on or about May 1, 2007.

In approving the Sub-subadvisory Agreement, the Board Members considered that the appointment of Western Asset Limited would not result in any material change in the nature or the level of investment advisory services provided to the High Income Portfolio. The Board Members considered that Western Asset Limited personnel are highly integrated into the Western Asset structure and that Western Asset has supervisory oversight responsibility over all of Western Asset Limited’s business, including investment decisions and execution of transactions. The Board Members further considered that Western Asset’s oversight includes the active participation by its senior investment management and market sector teams in the investment process relating to the development and implementation of investment strategy. The Board Members further considered that the Sub-subadvisory Agreement would not result in any increase in the management fees payable by the High Income Portfolio for investment management services. In particular, the Board Members considered that Western Asset compensates Western Asset Limited for its services based on the percentage of average daily net assets of the High Income Portfolio that is allocated by Western Asset to Western Asset Limited.

60         Legg Mason Partners Variable Portfolios III, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been recently reached by the Board Members in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the Sub-subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel in connection with the approval of the Sub-subadvisory Agreement and discussed the proposed approval of the Sub-subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager, Western Asset or Western Asset Limited were present.

Legg Mason Partners Variable Portfolios III, Inc.          61

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Variable Portfolios III, Inc. (formerly known as Travelers Series Fund Inc.) (the “Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Managing Consultants; Formerly, Vice President of The Readers Digest Association, Inc.	18	None

Michael E. Gellert 122 East 42nd Street 47th Floor New York, NY 10168 Birth Year: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	11	Director of Dalet S.A. (media management operations); SEACOR Holdings, Inc. (offshore marine services provider) and Six Flags, Inc.

Rainer Greeven 630 5th Avenue Suite 1960 New York, NY 10111 Birth Year: 1936	Director	Since 1994	Attorney, Rainer Greeven PC (since 1998); President and Director, 175 E. 62nd St. Corp. (real estate) (since 2002)	11	None

Susan M. Heilbron P.O. Box 557 Chilimark, MA 02535 Birth Year: 1945	Director	Since 1994	Independent consultant (since 2001); Formerly, owner of Lacey & Heilbron (communications consulting) (from 1993 to 2001)	11	None

62         Legg Mason Partners Variable Portfolios III, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc, (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee, Consulting Group Capital Markets Fund
Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2006

Director of Legg Mason;

Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

Legg Mason Partners Variable Portfolios III, Inc.          63

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002- 2005); Prior to 2002, Managing Director— Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

John Chiota Legg Mason 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

64         Legg Mason Partners Variable Portfolios III, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable Portfolios III, Inc.          65

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund's Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Elect Board Members, (2) Regroup and Reorganize Funds, and (3) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members†.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nominees:
Paul R. Ades	627,038,784.337	28,077,775.512	0.000	0.000
Andrew L. Breech	627,196,957.837	27,919,602.012	0.000	0.000
Dwight B. Crane	626,833,724.086	28,282,835.763	0.000	0.000
Robert M. Frayn, Jr.	626,781,438.698	28,335,121.151	0.000	0.000
Frank G. Hubbard	626,978,109.222	28,138,450.627	0.000	0.000
Howard J. Johnson	626,924,564.456	28,191,995.393	0.000	0.000
David E. Maryatt	626,906,972.055	28,209,587.794	0.000	0.000
Jerome H. Miller	627,150,693.392	27,965,866.457	0.000	0.000
Ken Miller	627,176,821.935	27,939,737.914	0.000	0.000
John J. Murphy	626,472,532.788	28,644,027.061	0.000	0.000
Thomas F. Schlafly	627,140,091.304	27,976,468.545	0.000	0.000
Jerry A. Viscione	626,511,106.887	28,605,452.962	0.000	0.000
R. Jay Gerken, CFA	626,765,585.797	28,350,974.052	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Regroup and Reorganize Funds.

Fund	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Variable Adjustable Rate Income Portfolio	3,734,150.000	22,514.497	93,501.880	0.000
Legg Mason Variable High Income Portfolio	33,924,834.512	432,037.429	1,108,062.789	0.000

66         Legg Mason Partners Variable Portfolios III, Inc.

Additional Shareholder Information (unaudited) (continued)

Proposal 3: Revise Fundamental Investment Policies.

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Legg Mason Variable Adjustable Rate Income Portfolio
Borrowing Money	3,661,044.388	63,358.145	125,763.844	0.000
Underwriting	3,673,143.889	47,456.636	129,566.852	0.000
Lending	3,660,383.443	63,327.933	126,455.001	0.000
Issuing Senior Securities	3,669,230.402	47,426.573	133,509.402	0.000
Real Estate	3,680,964.992	41,717.545	127,483.840	0.000
Commodities	3,683,532.132	37,067.393	129,566.852	0.000
Concentration	3,701,227.090	18,343.595	130,595.692	0.000
Diversification	3,698,579.983	22,562.456	129,023.938	0.000
Non-Fundamental	3,693,949.550	29,761.826	126,455.001	0.000
Purchasing Securities on Margin	3,669,005.466	52,136.973	129,023.938	0.000
Short Sales	3,665,317.933	55,824.506	129,023.938	0.000

Legg Mason Variable High Income Portfolio
Borrowing Money	33,548,913.569	559,259.673	1,356,761.488	0.000
Underwriting	33,604,427.684	546,280.619	1,314,226.427	0.000
Lending	33,640,827.305	569,790.359	1,254,317.066	0.000
Issuing Senior Securities	33,658,980.933	500,601.298	1,305,352.499	0.000
Real Estate	33,667,380.873	512,017.141	1,285,536.716	0.000
Commodities	33,659,082.738	476,751.139	1,329,100.853	0.000
Concentration	33,689,453.527	471,082.041	1,304,399.162	0.000
Diversification	33,679,051.757	461,058.847	1,324,824.126	0.000
Non-Fundamental	33,561,304.610	638,936.229	1,264,693.891	0.000

Legg Mason Partners Variable Portfolios III, Inc.          67

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006:

Legg Mason Partners Variable High Income Portfolio
Record Date:	12/27/2005
Payable Date:	12/28/2005

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.21%

Please retain this information for your records.

68         Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable High Income Portfolio

DIRECTORS Robert A. Frankel Michael E. Gellert R. Jay Gerken, CFA Chairman Rainer Greeven Susan M. Heilbron

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

ANNUITY
ADMINISTRATION

Travelers Annuity Investor Services

One Cityplace

Hartford, Connecticut 06103-3415

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Adjustable Rate Income and Legg Mason Partners Variable High Income Portfolios.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

IN0252 12/06	SR06-205

Legg Mason Partners Variable Adjustable Rate Income Portfolio

Legg Mason Partners Variable High Income Portfolio

The Funds are separate investment funds of the Legg Mason Partners Variable Portfolios III, Inc., a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information of Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Robert A. Frankel, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Frankel as the Audit Committee’s financial expert. Mr. Frankel is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $177,500 in 2005 and $207,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Portfolio III (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $37,500 in 2005 and $4,400 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Portfolio III

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Variable Portfolio III requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Portfolio III, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Portfolio III and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Variable Portfolio III during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Variable Portfolio III’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Portfolio III or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios III, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Portfolios III, Inc.

Date: January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Portfolios III, Inc.

Date: January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of Legg Mason Partners Variable Portfolios III, Inc.

Date: January 8, 2007